                          EIGHTH MODIFICATION AGREEMENT            EXHIBIT 10.1

         This EIGHTH MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of May 31, 2002, by and between LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, ) HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation and HANCOCK-MTH BUILDERS, INC., an Arizona corporation, jointly and severally (collectively, "Borrower"), and GUARANTY BANK, a federal savings bank ("Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a certain Master Loan Agreement (the "Loan Agreement") dated as of January 31, 1993, between Lender and Borrower, Lender made a loan (the "Loan") to Borrower, evidenced by a certain Revolving Promissory Note (the "Note") dated as of January 31, 1993, payable to Lender in the stated principal amount of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00), with interest and principal payable as set forth therein; and

         WHEREAS, to secure the Note and Loan, Master Form Deed(s) of Trust (With Security Agreement and Assignment of Rents and Leases) (hereinafter collectively referred to as the "Master Deeds of Trust," whether one or more), which Master Deeds of Trust have been recorded in certain counties in the State of Texas as more particularly described on Exhibit A attached hereto; and which Master Deeds of Trust are incorporated by reference pursuant to the terms and provisions of certain Deeds of Trust Incorporating by Reference a Master Form Deed of Trust (With Security Agreement and Assignment of Rents and Leases) (hereafter collectively referred to as the "Supplemental Deeds of Trust," whether one or more) recorded in such counties and encumbering certain real and other property (the "Property") described in such Supplemental Deeds of Trust (such Master Deeds of Trust and Supplemental Deeds of Trust hereafter collectively referred to as the "Deeds of Trust," whether one or more); and

         WHEREAS, the Deeds of Trust were modified pursuant to a Modification Agreement (the "First Modification"), and recorded in various counties in Texas, which First Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Second Modification Agreement (the "Second Modification") dated as of May 19, 1998, and recorded in various counties in Texas, which Second Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Third Modification Agreement (the "Third Modification") dated as of March 30, 1999, and recorded in various counties in Texas, which Third Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Fourth Modification Agreement (the "Fourth Modification") dated as of July 31, 1999, and recorded in various counties in Texas, which Fourth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Fifth Modification Agreement (the "Fifth Modification") dated March 24, 2000, and recorded in various counties in Texas, which Fifth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Sixth Modification Agreement (the "Sixth Modification") dated as of July 31, 2000, and recorded in various counties in Texas, which Sixth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Seventh Modification Agreement (the "Seventh Modification") dated as of
_________________, 2001, and recorded in various counties in Texas, which Seventh Modification modified certain terms and provisions of the Loan as set forth therein; and

EIGHTH MODIFICATION AGREEMENT -- Page 1

         WHEREAS, the Deeds of Trust were further pursuant to a Ratification and Assumption Agreement (the "Ratification Agreement") dated as of December _____, 2001, and recorded in various counties in Texas, which Ratification Agreement modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Note and the Loan are guaranteed pursuant to that certain Guaranty Agreement dated as of June 30, 1997 (the "Guaranty"), executed by MTH-Texas GP, Inc., an Arizona corporation, MTH-Texas LP, Inc., an Arizona corporation, and Meritage Corporation, a Maryland corporation ("Guarantor," whether one or more); and

         WHEREAS, the Loan Agreement, the Note, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, the Ratification Agreement, the Deeds of Trust and all other documents evidencing and/or securing the Loan are hereinafter collectively called the "Loan Instruments"; and

         WHEREAS, Lender, the owner and holder of the Note and the Deeds of Trust and all rights and titles evidenced thereby, and Borrower, the record owner of the Property and being liable for the payment of the Note and Loan, desire to modify the Loan Instruments as herein provided.

         NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The stated maturity date of the Note is hereby extended to and including May 31, 2003, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in the Loan Agreement.

         2. Borrower shall execute and deliver to Lender a letter agreement (in form and substance satisfactory to Lender in its sole discretion) (the "Letter Agreement") dated as of the date hereof amending certain other terms and provisions of the Loan Instruments. (Hereafter, this Agreement and the Letter Agreement shall be included in the defined term "Loan Instruments.")

         3. Borrower and Lender acknowledge and agree that Section 3.2 of the Deeds of Trust shall be deleted and replaced with the following:

                  3.2 Notice of Changes: Grantor shall not change (a) the location of its place of business or its chief executive office if it has more than one place of business, (b) the location of any of the Mortgaged Property, (c) Grantor's name or business structure, including Grantor's state of organization or registration, without in each instance the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, delayed or conditioned. Beneficiary's consent will, however, be conditioned upon, among other things, the execution and delivery of additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Beneficiary's security interest in the Mortgaged Property as a result of such changes. Grantor's principal place of business and its chief executive office as of the date hereof are located at the address set forth in the initial paragraph of this Deed of Trust.

         4. Borrower and Lender acknowledge and agree that the following shall be added as new Section 6.17 to the Deeds of Trust:

                  Section 6.17 Prohibited Person Compliance:

                  (a) Grantor warrants, represents and covenants that neither Grantor nor any of its affiliated entities is or will be an entity or person (i) that is subject to Executive Order 13224 issued on September 24, 2001 ("EO13224"), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National


EIGHTH MODIFICATION AGREEMENT -- Page 2
         and Blocked Persons," (iii) who commits, threatens to commit or supports "terrorism," as that term is defined in EO13224, or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in subparts [i] - [iv] above are herein referred to as a "Prohibited Person").

                  (b) Grantor covenants and agrees that neither Grantor nor any of its affiliated entities will conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

                  (c) In addition to any other indemnification provided herein, Grantor hereby indemnifies and holds Beneficiary harmless from all liability, damage or expense imposed on or incurred by Beneficiary from any claims resulting from Grantor conducting any business, or engaging in any transaction or dealing, with any Prohibited Person (including, without limitation, the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person).

                  Grantor covenants and agrees to deliver (from time to time) to Beneficiary any such certification or other evidence as may be requested by Beneficiary in its sole and absolute discretion, confirming that (i) Grantor is not a Prohibited Person, and (ii) Grantor has not engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

         5. Borrower and Lender acknowledge and agree that Sections 9.1, 9.2,
9.3 and 9.4 of the Deeds of Trust shall be deleted and replaced with the following:

                  Section 9.1 Grantor's Warranties. Grantor hereby represents and warrants that, to the best of Grantor's knowledge, no hazardous waste (as defined in 42 U.S.C. Section 6901, et seq.) or hazardous substance (as defined in 42 U.S.C. Section 9601, et seq.), health hazards (including, without limitation, mold), other prohibited or harmful materials (together "Hazardous Materials") are now located on the Mortgaged Property and that neither Grantor nor, to the best of Grantor's knowledge, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Mortgaged Property or any part thereof. To the best of Grantor's knowledge, no part of the Mortgaged Property has ever been used as a manufacturing, storage or dump site for Hazardous Materials, nor is any part of the Mortgaged Property affected by any Hazardous Materials ("Hazardous Materials Contamination"). To the best of Grantor's knowledge and belief, no property adjoining the Mortgaged Property has ever been used as a manufacturing, storage or dump site for Hazardous Materials nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination.

                  Section 9.2 Grantor's Covenants. Grantor agrees to (a) give notice to Beneficiary immediately upon Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Mortgaged Property or of any Hazardous Materials Contamination with a full description thereof;
         (b) promptly comply with any court order or other governmental requirement requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Beneficiary with satisfactory evidence of such compliance; and (c) provide Beneficiary, within thirty (30) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to Beneficiary's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

                  Section 9.3 Indemnification. Grantor shall defend, indemnify and hold harmless Beneficiary and Trustee from any and all liabilities (including strict

EIGHTH MODIFICATION AGREEMENT -- Page 3
         liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of Trust) be paid, incurred or suffered by or asserted against, Beneficiary or Trustee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Mortgaged Property of any Hazardous Materials or any Hazardous Materials Contamination or which arise out of or result from the environmental condition of the Mortgaged Property or the applicability of any court order or governmental requirement relating to Hazardous Materials, regardless of whether or not caused by or within the control of Beneficiary or Trustee. The representations, covenants and warranties contained in this Article 9 shall survive the foreclosure, deed-in-lieu of foreclosure and/or release of this Deed of Trust.

                  Section 9.4 Beneficiary's Right to Remove Hazardous Materials. Beneficiary shall have the right (but not the obligation), without in any way limiting Beneficiary's other rights and remedies under this Deed of Trust, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with (together with restoring the Mortgaged Property), any Hazardous Materials or Hazardous Materials Contamination on the Mortgaged Property following receipt of any notice from any person or entity asserting the existence of any Hazardous Materials or Hazardous Materials Contamination pertaining to the Mortgaged Property. All reasonable costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be secured by this Deed of Trust and shall be payable by Grantor to Beneficiary upon demand.

         6. Borrower acknowledges and agrees, that as an accommodation to Borrower, Exhibit A hereto (which exhibit describes the recording information of the Master Deeds of Trust) shall be attached to this Agreement (and to any and all other documents which may require the attachment of a description of the recording information of the Master Deeds of Trust) after Borrower's execution of same. Accordingly, Borrower hereby authorizes and directs Lender to attach such Exhibit A to this Agreement.

         7. Notwithstanding anything to the contrary in any of the Loan Instruments, Borrower acknowledges and agrees, that to the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate (hereafter defined) payable on the Note and/or the Related Indebtedness (hereafter defined) Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as hereafter defined) made in connection with the transaction evidenced by the Note and the other Loan Instruments. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Instruments, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Instruments or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject mater of the Loan Instruments, except such debt which has been paid or is payable by Borrower to Lender.

         8. Notwithstanding anything to the contrary contained in the Deeds of Trust or other

EIGHTH MODIFICATION AGREEMENT -- Page 4

Loan Instruments, with respect to any amendment to the Master Deeds of Trust, the following terms and provisions shall apply:

         With respect to any amendment or modification of the Master Deeds of Trust now or hereafter executed by Borrower (or any future owner of the Property if different from Borrower) and duly recorded in the appropriate official public records, Borrower acknowledges and agrees that such amendment or modification of the Master Deeds of Trust shall constitute an amendment or modification to the terms and provisions of any such Supplemental Deeds of Trust (and shall be incorporated into any such Supplemental Deeds of Trust and made a part thereof for all purposes, as though such amendment or modification of the Master Deeds of Trust specifically referred to such Supplemental Deeds of Trust) without the necessity of any specific reference in such amendment or modification to any such Supplemental Deeds of Trust; and no such amendment or modification of the Master Deeds of Trust shall impair the obligations of Borrower under any such Supplemental Deeds of Trust or any other of the Loan Instruments.

         9. Borrower hereby expressly promises to pay to the order of Lender, the principal amount of the Note (as modified and extended) and all accrued and unpaid interest now or hereafter to become due and payable under the Note, and Borrower hereby expressly promises to perform all of the obligations of Borrower under the Loan Instruments (as modified and extended).

         10. The liens of the Deeds of Trust are hereby acknowledged by Borrower to be good, valid and subsisting liens, and such liens are hereby renewed and extended so as to secure the payment of the Note and Loan (as modified and extended).

         11. Borrower hereby represents and warrants to Lender that (a) Borrower is the sole legal and beneficial owner of the Property; (b) Borrower has the full power and authority to make the agreements contained in this Agreement without joinder or consent of any other party; (c) the execution, delivery and performance of this Agreement will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any deed of trust, loan agreement, indenture or other agreement to which Borrower or Guarantor is a party or by which Borrower or any of its property is bound; and (d) there exists no default under the Loan Instruments (as modified). BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES) INCURRED AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

         12. The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

         13. All Loan Instruments are hereby amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as expressly modified hereby, the terms and conditions of the Loan Instruments are and shall remain in full force and effect.

         14. Borrower agrees to pay to Lender, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this transaction, title insurance endorsement premiums, reasonable fees of Lender's counsel and recording fees.

         15. Borrower hereby agrees to execute and deliver to Lender such further documents and instruments evidencing or pertaining to the Loan, as modified and increased hereby, as may be reasonably requested by Lender from time to time so as to evidence the terms and conditions hereof.

             [The balance of this page is intentionally left blank.]

EIGHTH MODIFICATION AGREEMENT -- Page 5

         EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the date first above written.

                                     BORROWER:

                                     LEGACY/MONTEREY HOMES L.P.,
                                     an Arizona limited partnership

                                     BY:      MTH-TEXAS GP, INC.,
                                              an Arizona corporation,
                                              General Partner


                                              By:
                                                   ----------------------------
                                                   Name:
                                                          ---------------------
                                                    Title:
                                                          ---------------------

                                     HANCOCK-MTH COMMUNITIES, INC.,
                                     an Arizona corporation


                                     By:
                                          -------------------------------------
                                          Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                     HANCOCK-MTH BUILDERS, INC.,
                                     an Arizona corporation


                                     By:
                                          -------------------------------------
                                          Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------



                                     LENDER:

                                     GUARANTY BANK
                                     a federal savings bank


                                     By:
                                          -------------------------------------
                                          Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


EIGHTH MODIFICATION AGREEMENT -- Page 6

STATE OF _____________   )
                         )
COUNTY OF ___________    )

         This instrument was ACKNOWLEDGED before me on _________________, 2002, by _________________________________________, _______________________________ of
MTH-TEXAS GP, INC., an Arizona corporation, as General Partner of
LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, on behalf of said limited partnership.


[S E A L]                                     _________________________________
                                              Notary Public

My Commission Expires:
                                              _________________________________
_____________________                         Printed Name of Notary Public



STATE OF _____________  )
                        )
COUNTY OF ___________   )

         This instrument was ACKNOWLEDGED before me on _________________, 2002, by _________________________________________, _______________________________ of
HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation, on behalf of said corporation.



[S E A L]                                     _________________________________
                                              Notary Public

My Commission Expires:
                                              _________________________________
_____________________                         Printed Name of Notary Public



STATE OF _____________  )
                        )
COUNTY OF ___________   )


         This instrument was ACKNOWLEDGED before me on _________________, 2002, by _________________________________________, _______________________________ of
HANCOCK-MTH BUILDERS, INC., an Arizona corporation, on behalf of said corporation.



[S E A L]                                     _________________________________
                                              Notary Public

My Commission Expires:
                                              _________________________________
_____________________                         Printed Name of Notary Public


EIGHTH MODIFICATION AGREEMENT -- Page 7

STATE OF _____________  )
                        )
COUNTY OF ___________   )
         This instrument was acknowledged before me on the _____ day of ________________, 2002, by _________________________________,
___________________ of GUARANTY BANK, a federal savings bank, on behalf of said federal savings bank.


                                                _______________________________
                                                Notary Public in and for the
                                                above county and state

My Commission Expires:
                                                _______________________________
_____________________                           Printed Name of Notary Public






EIGHTH MODIFICATION AGREEMENT -- Page 8

                              CONSENT OF GUARANTOR

         Each of the undersigned, as a guarantor ("Guarantor," whether one or more) of the loan (the "Loan"), evidenced by the Note and secured by the Deeds of Trust described in the foregoing Eighth Modification Agreement (the "Agreement") to which this Consent is attached, hereby acknowledge and consent (jointly and severally) to the terms of the Agreement and agree (jointly and severally) that the execution and delivery of the Agreement will in no way change or modify Guarantor's respective obligations under their respective Guaranty (as defined in the Agreement); and each Guarantor acknowledges and agrees (jointly and severally) that the Indebtedness (as defined in the respective instruments comprising the Guaranty) includes the Loan, together with any and all other Indebtedness now or at any time hereafter owing by Guarantor to Lender; and each Guarantor (jointly and severally) hereby unconditionally and absolutely guarantees to Lender the payment when due of such Indebtedness, and hereby acknowledge and agree that their respective Guaranty is in full force and effect, and that there are no claims, counterclaims, offsets or defenses to their respective Guaranty; and each Guarantor acknowledges and consents (jointly and severally) to the terms of any and all prior modifications to the terms of the Loan (including, without limitation, any and all extensions of the term thereof and increases in the principal thereof prior to the date hereof, if any).

         EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the 31st day of May, 2002.

                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland corporation



                                        By:
                                           -----------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation



                                        By:
                                           -----------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation

                                        By:
                                           -----------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


EIGHTH MODIFICATION AGREEMENT - Page 9

STATE OF _____________  ) (section symbol)
                        ) (section symbol)
COUNTY OF ___________   ) (section symbol)
         This instrument was ACKNOWLEDGED before me on _________________, 2002, by _________________________________________, _______________________________ of
MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.


[S E A L]                                     _________________________________
                                              Notary Public

My Commission Expires:
                                              _________________________________
_____________________                         Printed Name of Notary Public



STATE OF _____________  ) (section symbol)
                        ) (section symbol)
COUNTY OF ___________   ) (section symbol)

         This instrument was ACKNOWLEDGED before me on _________________, 2002, by _________________________________________, _______________________________ of
MTH-TEXAS GP, INC., an Arizona corporation, on behalf of said corporation.


[S E A L]                                     _________________________________
                                              Notary Public

My Commission Expires:
                                              _________________________________
_____________________                         Printed Name of Notary Public


EIGHTH MODIFICATION AGREEMENT - Page 10

                               As of May 31, 2002




Guaranty Bank
8333 Douglas Avenue
Dallas, Texas 75225

         Re: Modification of an existing $75,000,000.00 guidance line from Guaranty Bank, a federal savings bank ("Lender") to Legacy/Monterey Homes L.P., an Arizona corporation, Hancock-MTH Communities, Inc., an Arizona corporation and Hancock-MTH Builders, Inc., an Arizona corporation, jointly and severally (collectively "Borrower"); such loan and other indebtedness being guaranteed by Meritage Corporation, a Maryland corporation, MTH-Texas GP, Inc., an Arizona corporation and MTH-Texas LP, Inc., an Arizona corporation (collectively referred to as "Guarantor")

Gentlemen:

         Reference is made to that certain Master Loan Agreement dated as of January 31, 1993 (and all amendments thereto, if any) (the "Loan Agreement") between Lender and Borrower governing a $75,000,000.00 loan (as increased) (the "Loan") for the acquisition and/or refinancing of residential lots located in certain counties in the States of Texas and Arizona as described therein, and the construction of single-family residences thereon. Unless otherwise expressly defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Loan Agreement. As used in this letter agreement, the term "Loan Instruments" shall mean and include (i) the "Loan Instruments" as defined in the Loan Agreement, (ii) the modification agreements dated as of even date herewith, executed by and between the parties hereto, and (iii) this letter agreement and all other documents executed in conjunction herewith (and all amendments thereto, if any).

         Borrower and Lender desire to amend and modify certain terms and provisions of the Loan and the Loan Instruments as follows:

         1. The stated maturity date of the Note is hereby extended to and including May 31, 2003, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in Paragraph 9 of the Loan Agreement (as amended hereby).

         2. Exhibit A to the Loan Agreement is hereby modified by deleting such exhibit in its entirety and replacing it with Exhibit A attached hereto.

Guaranty Bank
As of May 31, 2002
Page 2


         3. All Loan Instruments hereby are amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as modified hereby, all the terms, provisions and conditions of the Loan Instruments shall remain in full force and effect.

         4. This letter agreement constitutes the "Letter Agreement" referred to in the Sixth Modification Agreement of even date herewith executed by and between the parties hereto.

         5. The terms and provisions of this letter agreement may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

         6. Each Guarantor by its execution hereof agree to the amendments and modifications to the Loan Instruments set forth herein and in the prior amendments and modifications to the Loan Instruments and agree that all of such modifications do not and will not waive, release or in any manner modify either Guarantor's obligations and liabilities under and pursuant to the Guaranty.

             (The balance of this page is intentionally left blank.)

Guaranty Bank
As of May 31, 2002
Page 3

         If this letter agreement correctly sets forth our understanding of the subject matter contained herein, please indicate this by executing this letter agreement in the space furnished below and then return a fully-executed copy to the undersigned.

                                    Very truly yours,

                                    BORROWER:

                                    LEGACY/MONTEREY HOMES L.P.,
                                    an Arizona limited partnership

                                    BY:      MTH-TEXAS GP, INC.,
                             an Arizona corporation,
                                 General Partner


                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                     Title:
                                                        ------------------------

                                    HANCOCK-MTH COMMUNITIES, INC.,
                                    an Arizona corporation


                                    By:
                                         ---------------------------------------
                                         Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                    HANCOCK-MTH BUILDERS, INC.,
                                    an Arizona corporation


                                    By:
                                         ---------------------------------------
                                         Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

Guaranty Bank
As of May 31, 2002
Page 4

                                    GUARANTOR:

                                    MERITAGE CORPORATION,
                                    a Maryland corporation


                                    By:
                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                    MTH-TEXAS GP, INC.,
                                    an Arizona corporation,


                                    By:
                                        ----------------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                    MTH-TEXAS LP, INC.,
                                    an Arizona corporation


                                    By:
                                         ---------------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

Guaranty Bank
As of May 31, 2002
Page 5



ACCEPTED AND AGREED TO:

LENDER:

GUARANTY BANK,
a federal savings bank


By:
    ----------------------------------------
    Name:
          ----------------------------------
    Title:
           ---------------------------------

                                    EXHIBIT A

                                TO LOAN AGREEMENT

1. Introductory Paragraph. RESIDENCE AND INVENTORY LOT LIMITATIONS. At any given time, Residences and Inventory Lots financed under the Loan shall be limited to the following numbers, unless modified by Lender in writing:

         Total Residences: Nine Hundred Fifty  (950).
         Specs:            One Hundred Sixty (160).
         Models:           Seventy (70).
         Inventory Lots:   One Thousand Four Hundred (1,400).

         Borrower may increase the number of Specs allowed above by the same number by which Borrower is short of Models allowed above. Borrower covenants and agrees not to allow, and is prohibited from allowing, any more than fifteen (15) Specs, four (4) Models or two hundred (200) Inventory Lots to exist in any Approved Subdivision (as hereinafter defined).

         The outstanding aggregate amount of the Loan Allocations for all Specs and Models at any time shall never exceed $31,250,000.00.

         The outstanding aggregate amount of the Loan Allocations for all Inventory Lots at any time shall never exceed $22,500,000.00.

         The term "Specs" means a Residence which is not a Model and is not Under Contract.

         The term "Model" means a Residence specifically utilized for the purposes of marketing other residential products.

         The term "Under Contract" shall mean Residences under written contract to sell to bona fide third parties unrelated to Borrower, having no contingency or any other conditions not reasonably susceptible to being satisfied, providing for earnest money deposits of at least $2,000.00, and for which Lender has received preliminary loan approval from a bona fide residential permanent lender.

         The term "Inventory Residence" means any Residence which is not a Model.

2. Introductory Paragraph. APPROVED SUBDIVISIONS. The following subdivisions and any additional subdivisions approved in writing by Lender (the "Approved Subdivisions") are approved by Lender for the Residences and Inventory Lots:

         Subdivision                                 County
         -----------                                 ------
         Auburn Ridge - Pinelakes                    Harris
         Bethany Ridge                               Collin
         Candle Meadow                               Dallas
         Canyon Gate at The Brazos                   Fort Bend
         Canyon Gate at Cinco Ranch                  Fort Bend
         Cypress Mills                               Harris
         Cypress Point                               Denton
         Parks at Deer Creek                         Tarrant
         El Dorado Heights                           Collin
         Forest Creek                                Williamson
         Forest Oaks                                 Denton
         Hillcrest Estates                           Collin
         Indian Pointe Estates                       Dallas
         Lakeside Village Estates                    Dallas
         Legend Bend                                 Denton
         Legend Crest                                Collin
         McCreary Estates                            Tarrant
         Parkwood Hills                              Tarrant


EXHIBIT A, Page 1

         Pine Lakes                                  Harris
         Plum Creek                                  Hays
         Ryan Ranch                                  Denton
         Springbrook Glen                            Williamson
         Spring Meadow                               Collin
         Stone Gate                                  Tarrant
         Stone Meadow                                Tarrant
         Village at Western Oaks                     Travis
         Westchester Square                          Dallas
         Westwood Shores                             Dallas
         Wimbledon Champions                         Harris
         Winding Hollow                              Dallas
         Windy Hills Farm                            Collin

3. Introductory Paragraph. APPROVED PRICE RANGE. The Residences shall be in the $70,000.00 to $400,000.00 price range; provided, however, Residences in any Approved Subdivision in the Austin, Texas metropolitan area may have a $70,000.00 to $900,000.00 price range.

4. Paragraph 1(c). GUARANTOR. Guarantor of the Loan shall be: Meritage Corporation, a Maryland corporation; MTH-Texas G.P., Inc., an Arizona corporation; and MTH-Texas L.P., Inc., an Arizona corporation.

5.       Paragraph 2(h).  LOAN FINANCE CHARGE.   None.

6. Paragraph 2(k) and 6(g). INSPECTION FEE. An inspection fee of $30.00 per Residence shall be paid to Lender on the day the Mortgage pertaining to such Residence is recorded in the Real Property Records.

7. Paragraph 4(c). LOAN RATIOS. With respect to Residences Under Contract, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) eighty percent (80%) of the lowest of the values as provided in Paragraph 4(c) (i), (ii) and (iii) of this Loan Agreement.

         With respect to Specs, Models and Inventory Lots, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) seventy-five percent (75%) of the lowest of the values as provided in Paragraph 4(c) (i), (ii) and (iii) of this Loan Agreement.

8. Paragraph 6(q). OTHER ENTITIES. The Mortgages shall additionally secure all other indebtedness now or hereafter owed by the following entities to Lender: None.

9. Paragraph 6(s). REQUIRED RELEASES. Borrower shall cause: (a) Inventory Residences to be released from a Mortgage nine (9) months from the day such Mortgage is recorded in the Real Property Records, (b) Models to be released from a Mortgage twenty-four (24) months from the day such Mortgage is recorded in the Real Property Records, and (c) Inventory Lots to be released from a Mortgage twelve (12) months from the day such Mortgage is recorded in the Real Property Records; provided, however, if no default then exists under any Loan Instruments, Lender may, at its option, extend the Required Release Date for periods of six
         (6) months (the "Extended Release Date"); provided, such Extended Release Date shall in no event go beyond the Stated Maturity Date (as hereinafter defined) or the Extended Maturity Date (as hereinafter defined), if applicable.

10. Paragraph 7. REQUIRED PRINCIPAL REDUCTIONS. Prior to the date that Lender gives Borrower the notice described in Paragraph 4(f) above, the following shall apply: in the event a Property has been granted an Extended Release Date (as provided in Paragraph 9 of this Exhibit A) and a Mortgage remains covering such Property beyond the following periods from the date such Mortgage is recorded, then Borrower shall make a principal payment of the Note in an amount equal to ten percent (10%) of the Loan Allocation with respect to such Property (and the Loan Allocation for such Property shall be reduced by the same amount), as determined by Lender:


EXHIBIT A, - Page 2

         Inventory Residences:      Fifteen (15) months.
         Models:                    Twenty-four (24) months.
         Inventory Lots:            Twelve (12) months.

         From and after the date that Lender gives Borrower the notice described in Paragraph 4(f) of the Loan Agreement, the following shall apply: in the event a Property has been granted an Extended Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall make a principal payment on the Note of ten percent (10%) of that portion of the Loan advanced by Lender for such Property, within the following periods from the date a Mortgage covering such Property is recorded in the Real Property Records:

         Inventory Residences:      Fifteen (15) months.
         Models:                    Twenty-four (24) months.
         Inventory Lots:            Twelve (12) months.

11. Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be the later of the maturity date as provided in the Note (May 31, 2003) (the "Stated Maturity Date"), or nine (9) months after the recording in the Real Property Records of the last Mortgage (the "Extended Maturity Date") approved by Lender and recorded prior to the expiration of the Stated Maturity Date. After the Stated Maturity Date, no additional Mortgage shall be recorded.

12. Paragraph 10. ADDITIONAL DEFAULTS. In addition to the events of default stipulated in the Loan Instruments, it shall be a default under this Loan Agreement if Borrower fails to comply with any of the following:
         None.

13. Paragraph 11. ADDITIONAL LOAN COVENANTS. Borrower shall fully perform and satisfy the following "Additional Loan Covenants":

         (a) The aggregate net worth of Borrower (determined in accordance with generally accepted accounting principles, consistently applied) shall not fall below $50,000,000.00.

         (b) The ratio of total liabilities to equity (as determined by Lender) shall not exceed 3.0 to 1.0.

         (c) John Landon shall at all times retain management control of Borrower.

         (d) In no event shall Meritage Corporation, a Maryland corporation, be in default under any secured indebtedness.

         If Borrower or Guarantor (if applicable to Guarantor) breaches any of the Additional Loan Covenants then, at Lender's election, no additional Mortgages shall be recorded in the Real Property Records; provided, however, that a breach of any Additional Loan Covenants shall not be considered a default under the Loan Instruments.

14. Paragraph 16(d). RELEASE PRICE. The partial release price shall be a cash amount equal to the Loan Allocation for the Property multiplied by the Stage (expressed as a percentage) of the Property, all as determined by Lender; provided, however, if Lender shall have given Borrower the notice described in Paragraph 4(f) of the Loan Agreement, then the partial release price shall be an amount in cash equal to one hundred and one hundred percent (100%) of the outstanding balance of the Loan advanced by Lender for the Property.

15. Paragraph 16(e). EXTENSION FEE. If Lender extends the Required Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall pay to Lender an extension fee of one percent (1%) of that portion of the Loan advanced by Lender for each such Property times a fraction, the numerator of which is the number of days the Required Release Date is extended and the denominator of which is 365.


EXHIBIT A, - Page 3

                                    EXHIBIT A

                       Description of the Deed(s) of Trust